INVESTMENT PROPERTY	6 Months Ended
Jun. 28, 2024
INVESTMENT PROPERTY [Abstract]
INVESTMENT PROPERTY
INVESTMENT PROPERTY
Investment property consists of land and buildings held primarily for earning rental income, capital appreciation, or both. These properties are not used by the Group in the ordinary course of business. The Group applies the cost model for measuring investment property. Under the cost model, investment properties are initially recognized at cost. Subsequently, they are depreciated on a straight-line basis over their useful life (consistent with owner-occupied property).
The following table summarises the movement in net book value for investment property during the six months ended 28 June 2024:

Total
€ million
Net book value as at 31 December 2023	—
Acquisition of CCBPI	46
Transfers from property, plant and equipment	33
Currency translation adjustments	(3)
Net book value as at 28 June 2024	76

As of 28 June 2024, and 31 December 2023, investment property values were €76 million and nil, respectively. The increase is primarily due to the properties acquired as part of the CCBPI business combination transaction (€46 million) and the transfer of some properties in APS and Great Britain from Property, plant & equipment to Investment property (€33 million).
No impairments were recognized during the first half of 2024.